Statutory Prospectus Supplement dated October 29, 2010
The purpose of this mailing is to provide you with changes to the current Statutory Prospectus for Class A, B, C, R and Y shares, as applicable, for each of the Funds listed below:
Invesco Equally-Weighted S&P 500 Fund
Invesco Van Kampen American Value Fund
Invesco Van Kampen Capital Growth Fund
Invesco Van Kampen Emerging Markets Fund
Invesco Van Kampen Global Franchise Fund
Invesco Van Kampen Global Equity Allocation Fund
Effective November 30, 2010, Class B or Class B5 shares may not be purchased or acquired by exchange from share classes other than Class B or Class B5 shares. Any investment received by a Fund on or after this date that is intended for Class B or Class B5 shares will be rejected.
Shareholders with investments in Class B or Class B5 shares may continue to hold such shares until they convert to Class A or Class A5 shares, respectively. However, no additional investments will be accepted in Class B or Class B5 shares on or after November 30, 2010. Dividends and capital gain distributions may continue to be reinvested in Class B or Class B5 shares until their conversion dates. In addition, shareholders invested in Class B or Class B5 shares will be able to exchange those shares for Class B or Class B5 shares, respectively, of other Invesco Funds offering such shares until they convert.